Exhibit 10ww

BRISTOL-MYERS SQUIBB COMPANY

BENEFIT EQUALIZATION PLAN—RETIREMENT INCOME PLAN

(as amended and restated effective as of January 1, 2012)

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TABLE OF CONTENTS

(continued)

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BRISTOL-MYERS SQUIBB COMPANY

BENEFIT EQUALIZATION PLAN—RETIREMENT INCOME PLAN

(as amended and restated effective as of January 1, 2012)

I. DEFINITIONS.

Unless the context or subject matter otherwise requires, the definitions set forth in this Section I shall govern in this Plan (as herein defined). Notwithstanding anything herein to the contrary, to the extent capitalized terms in this Plan conflict with such terms in either of the Retirement Plans (as herein defined), the terms of the Retirement Plans shall control.

“Beneficiary” shall mean the person entitled to receive payments under the Plan in the event of the Participant’s death, determined in accordance with Section VI.H.

“BEP Benefit(s)” or “Benefit(s)” shall mean the benefit described in Section IV.A. of this Plan.

“BEP—Savings Plan” shall mean the Bristol-Myers Squibb Company Benefit Equalization Plan—Savings and Investment Program, as amended from time to time. For periods on and after April 1, 2011, references to BEP—Savings Plan with respect to any Participant who is a participant in the Puerto Rico Plan shall mean the Bristol-Myers Squibb Puerto Rico, Inc. Benefit Equalization Plan—Savings and Investment Program.

“BEP Election Rules” shall mean the rules set forth in Section VI.E.5(b) of the Plan.

“BMS Pharma Plan” shall mean the Bristol-Myers Squibb Pharma Company Pension and Retirement Plan, as amended from time to time.

“BMS Pharma Puerto Rico Plan” shall mean the Bristol-Myers Squibb Holdings Pharma, Ltd. Pension and Retirement Plan, as amended from time to time.

“Claims Appeal Guidelines” shall mean the Administrative Procedures for Defined Benefit Plan Claims and Appeals, attached hereto as Exhibit A, and as amended from time to time.

“Code” shall mean the Internal Revenue Code of 1986, as amended. References to provisions of the Code shall, in connection with the Puerto Rico Plan, include their applicable counterparts in the Puerto Rico Code and the regulations thereunder.

Bristol-Myers Squibb Company

Benefit Equalization Plan – Retirement Income Plan

(Effective as of January 1, 2012)

“Company” shall mean Bristol-Myers Squibb Company and any successor or successors thereof.

“Compensation Committee” shall mean the Compensation and Management Development Committee of the Board of Directors of the Company.

“Credited Service” shall have the meaning set forth for such term in the Retirement Income Plan or the Puerto Rico Plan, as applicable. Notwithstanding any provision to the contrary, the Plan shall not recognize as Credited Service any period of service a Participant provides after December 31, 2009.

“Early Retirement Date” shall have the meaning set forth for such term in the Retirement Income Plan or the Puerto Rico Plan, as applicable.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

“Final Average Compensation” shall have the meaning set forth for such term in the Retirement Income Plan or the Puerto Rico Plan, as applicable. Notwithstanding any provision to the contrary, a Participant’s Final Average Compensation shall be determined as of the earlier of (1) the date of the Participant’s Separation From Service, or (2) December 31, 2014 and no amounts paid to or received by a Participant after December 31, 2014 shall be taken into account for any purpose.

“Normal Retirement Date” shall mean the first day of the month coinciding with or next following the Participant’s 65th birthday.

“Participant” shall mean each participant in this Plan, as determined in accordance with Section III. Notwithstanding any provision to the contrary, no individual who is not a Participant as of December 31, 2014 shall be eligible to become or shall become a Participant in this Plan.

“Participating Employer” shall mean any corporation participating in either of the Retirement Plans.

“Pension Committee” shall mean the committee appointed by the Compensation Committee to administer this Plan. The Pension Committee shall serve as Plan Administrator of the Plan.

“Performance Incentive Plan” shall mean the Bristol-Myers Squibb Company Performance Incentive Plan, as amended from time to time, and any successor annual incentive plan covering employees graded at E level (or a successor designation to E level) or higher.

“Pharma Non-Qualified Plans” shall mean collectively the Bristol-Myers Squibb Pharma Company Pension Restoration Plan, the Bristol-Myers Squibb Pharma Company Retirement Restoration Plan and the Bristol-Myers Squibb Pharma Company Supplemental Retirement Income Plan.

Bristol-Myers Squibb Company

Benefit Equalization Plan – Retirement Income Plan

(Effective as of January 1, 2012)

“Plan” shall mean the Bristol-Myers Squibb Company Benefit Equalization Plan—Retirement Income Plan, as amended and restated herein, and as amended from time to time.

“Puerto Rico Code” shall mean the Internal Revenue Code for a New Puerto Rico, as may be amended from time to time and any applicable regulation thereunder and any successor thereto.

“Puerto Rico Plan” shall mean the Bristol-Myers Squibb Puerto Rico, Inc. Retirement Income Plan, and as amended from time to time.

“Regular Full-Time Employee” shall have the meaning set forth for such term in the Retirement Income Plan or the Puerto Rico Plan, as applicable, and as amended from time to time.

“Retirement Income Plan” shall mean the Bristol-Myers Squibb Company Retirement Income Plan, and as amended from time to time.

“Retirement Plans” shall mean collectively the Retirement Income Plan and the Puerto Rico Plan.

“Rule of 70 Eligible” shall mean that the Participant satisfies each and every one of the following requirements:

(1) The Participant had an involuntary Separation From Service from the Company or an affiliate with respect to which the Participant is eligible for benefits under a Company-sponsored severance plan or agreement.

(2) As of the Participant’s Separation From Service, the Participant had completed at least ten Years of Service.

(3) As of the Participant’s Separation From Service, the Participant has combined whole and partial years of age and years of employment (measured from the Participant’s date of hire to Separation From Service), the sum of which, rounded up to the next higher whole number, equals at least 70.

(4) As of the Participant’s Separation From Service, the Participant is not eligible to retire under an applicable Retirement Plan.

(5) The Participant executed a timely general release of claims against the Company in a form provided by the Company (which may be in the form of a letter agreement or otherwise) and did not revoke it (directly or indirectly) prior to the expiration of the period for revocation. For avoidance of uncertainty, failure for any

Bristol-Myers Squibb Company

Benefit Equalization Plan – Retirement Income Plan

(Effective as of January 1, 2012)

reason to provide an executed general release in the form provided by the Company within the time period for doing so shall be deemed a refusal to do so (such requirements being the “Release Requirements”).

“Savings and Investment Program” shall mean the Bristol-Myers Squibb Company Savings and Investment Program, and as amended from time to time.

“Separation From Service” shall mean a Participant’s voluntary or involuntary severance of employment with the Company and Participating Employers, except by reason of temporary absence, provided that, except for purposes of Section III.B., Separation From Service shall not include death or transfer to an affiliate or subsidiary of the Company that is not a Participating Employer; and further provided, that for purposes of Sections VI.D, VI.E, VI.F, and VI.G, a Separation From Service shall not occur until the date that a Participant experiences a “separation from service” from the Company (and all of the members of the controlled group of the Company within the meaning of Code section 414(b) and (c)), within the meaning of Code section 409A(a)(2)(A)(i) and (1) IRS Notice 2005-1 and proposed Treasury Regulation section 1.409A-1(h), for periods after December 31, 2004 but prior to April 17, 2007; or (2) final Treasury Regulation section 1.409A-1(h), for periods after April 17, 2007.

“Specified Employee” shall mean a “specified employee” as determined by the Pension Committee or its designee in accordance with Code section 409A(a)(2)(B)(i).

“Squibb Plan” shall mean the Squibb Corporation Supplementary Pension Plan.

“Year(s) of Service” shall have the meaning set forth for such term in the applicable Retirement Plan.

II. PURPOSE AND HISTORY OF THE PLAN.

The purpose of this Plan is to provide benefits for certain employees participating in the Retirement Income Plan or the Puerto Rico Plan whose benefits under the Retirement Plans are or will be limited by application of sections 401(a)(17) and 415 of the Code or who participate in the Performance Incentive Plan. The Plan is intended to be an unfunded “excess benefit plan” as that term is defined in Section 3(36) of ERISA to the extent that it provides benefits in excess of the limitations on benefits imposed by section 415 of the Code with respect to a Participant under the applicable Retirement Plan, and a “top hat” plan meeting the requirements of Sections 201(2), 301(a)(3), 401(a)(1) and 4021(b)(6) of ERISA to the extent that it provides benefits based on compensation in excess of the limitation imposed by section 401(a)(17) of the Code on annual compensation of a Participant that may be taken into account under the applicable Retirement Plan or benefits to employees who are Participants based on participation in the Performance Incentive Plan, and with respect to certain employees covered by the Squibb Plan on December 31, 1998. The Plan was adopted effective as of

Bristol-Myers Squibb Company

Benefit Equalization Plan – Retirement Income Plan

(Effective as of January 1, 2012)

January 1, 1983, and has been restated from time to time, including in 1993 and in 2007, and has been further amended from time to time. The Plan is again amended and restated in the following form effective as of January 1, 2012, except as otherwise specified herein.

Effective as of January 1, 1991, the Plan assumed the liabilities for all benefits payable under the Squibb Plan with respect to all active and former employees (other than foreign employees) who had accrued, as of December 31, 1990, benefits provided under the Squibb Plan other than benefits due to a Squibb employee’s election to defer an annual incentive award or benefits payable to foreign employees of Squibb. Effective as of January 1, 1996, the Plan assumed the liabilities for benefits accrued as of December 31, 1995, under the Squibb Plan with respect to all active and former Squibb employees (other than foreign employees) attributable to pre-January 1, 1991 deferrals of annual incentive awards. Therefore, this Plan is a continuation and successor plan to the Squibb Plan with respect to all such benefits accrued thereunder prior to January 1, 1991 with respect to employees who participated in the Squibb Corporation Pension Plan. Employees who were Participants in the Squibb Plan who accrue benefits under this Plan on or after January 1, 1991, shall be entitled to the benefits provided by this Plan with respect to all service covered under either the Retirement Income Plan or the Puerto Rico Plan.

Effective as of October 1, 2002 the BMS Pharma Plan was merged into the Retirement Income Plan and the BMS Pharma Puerto Rico Plan was merged into the Puerto Rico Plan, and this Plan assumed the liabilities for all benefits payable under the Pharma Non-Qualified Plans. Therefore, this Plan is a continuation and successor plan to the Pharma Non-Qualified Plans with respect to all such benefits accrued thereunder prior to October 1, 2002 with respect to employees who participated in the BMS Pharma Plan and the BMS Pharma Puerto Rico Plan prior to the merger of these plans into the Retirement Income Plan and the Puerto Rico Plan, respectively. Employees who were Participants in the Pharma Non-Qualified Plans who accrue benefits under this Plan on or after October 1, 2002, shall be entitled to the benefits provided by this Plan with respect to all service covered under either the Retirement Plan or the Puerto Rico Plan.

By action on June 10, 2009, the Compensation Committee determined to amend the Plan so as to freeze the Plan as of January 1, 2010 except that the Plan will continue to recognize compensation earned through December 31, 2014 for purposes of calculating a Participant’s Final Average Compensation. As such, service after 2009 shall not be recognized or taken into account as Credited Service, and a Participant’s Final Average Compensation shall be determined as of the earlier of his Separation From Service or December 31, 2014. In addition, no Regular Full-Time Employee will be able to join the Plan after December 31, 2014.

Bristol-Myers Squibb Company

Benefit Equalization Plan – Retirement Income Plan

(Effective as of January 1, 2012)

III. ELIGIBILITY AND PARTICIPATION IN THE PLAN.

A. Eligible Participants. Each person who is a Participant in the Plan as of December 31, 2011, shall continue to be a Participant in the Plan as of January 1, 2012. Each other Regular Full-Time Employee who is a member of a Retirement Plan as of December 31, 2009, and who is employed by a Participating Employer shall be eligible to participate in this Plan and shall become a Participant in this Plan when (1) his benefit under the applicable Retirement Plan would exceed the limitations on benefits imposed by section 415 of the Code calculated from and after September 2, 1974, (2) any portion of his “annual rate of compensation” as defined in the Retirement Plan or the Puerto Rico Plan, as applicable, would be excluded from his Final Average Compensation determined under the Retirement Plan by reason of the application of section 401(a)(17) of the Code and/or (3) he participates in the Performance Incentive Plan; provided, however, that notwithstanding anything herein to the contrary, effective January 1, 2015, no Regular Full-Time Employee who is a member of the Retirement Plan and who is not a Participant in the Plan shall become a Participant in the Plan.

B. Cessation of Participation. Participation in the Plan shall terminate upon the Participant’s Separation From Service, except, however, that an individual who is entitled to receive Benefits under the Plan after his or her Separation From Service will continue to be treated as a Participant (other than for BEP Benefit accrual purposes) until his or her full BEP Benefits have been paid or forfeited.

IV. CALCULATION OF BENEFITS.

A. Amount of BEP Benefit. The BEP Benefit payable under the Plan, expressed as a monthly benefit paid in the form of a single life annuity commencing at the Normal Retirement Date or the Participant’s Separation from Service, if later, shall be an amount equal to the excess, if any, of (1) over (2), where:

1. equals the monthly benefit, expressed as a single life annuity commencing at the Participant’s Normal Retirement Date or Separation from Service, if later, that would have been payable to, or with respect to, such Participant under the applicable Retirement Plan, determined as follows:

(a) For calendar years prior to 2015, without regard to the limitations imposed by sections 415 and 401(a)(17) of the Code, and for calendar years after 2014, without regard to the foregoing limitations as in effect for the 2014 plan year of the applicable Retirement Plan;

(b) For calendar years prior to 2015, by including in his “annual rate of compensation” for purposes of determining Final Average Compensation under such Retirement Plan, elective deferrals under the Savings and Investment Program which, due to Code section 415 and/or 401(a)(17) limitations, were, in accordance with the Participant’s election, credited to the BEP—Savings Plan, but only through the earlier of (1) the date of the Participant’s Separation From Service, or (2) December 31, 2014 and not taking into account any amounts credited to the BEP – Savings Plan in or for calendar years after 2014, and

Bristol-Myers Squibb Company

Benefit Equalization Plan – Retirement Income Plan

(Effective as of January 1, 2012)

(c) in the case of a Participant who also participates in the Performance Incentive Plan, for years prior to 2015, by recalculating his “annual rate of compensation” for each year, for purposes of determining Final Average Compensation under such Retirement Plan, by substituting for the cash award paid under the Performance Incentive Plan during such calendar year, the cash award earned by such Participant under the Performance Incentive Plan for such calendar year, if such amount is greater, without regard to the calendar year in which such payment is made; provided, however, that (1) for purposes of this paragraph (c), any performance incentive award for the calendar year in which the Participant’s Separation From Service occurs shall be assumed to be fully earned as though all performance goals and other conditions to full payment had been attained as of the date such Separation From Service occurs, and (2) not taking into account any amount awarded and/or paid under the Performance Incentive Plan for calendar years after 2014; and

2. equals the monthly benefit, expressed as a single life annuity commencing at the Participant’s Normal Retirement Date or Separation from Service, if later, that would be payable to the Participant or his beneficiary under the applicable Retirement Plan.

B. Service Limitations. The amount paid to, or with respect to, a Participant who is grade levels E07 and above shall be determined without limiting his total Years of Service to 40 years.

C. Actuarial Assumptions. The Benefits determined under this Section IV shall be calculated utilizing the same actuarial assumptions used to compute the Participant’s Retirement Plan benefit payments. Pursuant to the preceding sentence:

1. Reduction for Early Commencement. Notwithstanding anything herein to the contrary, if the date as of which a Participant commences payment of his benefit under the applicable Retirement Plan precedes the Participant’s Normal Retirement Date, then the BEP Benefit determined under Section IV.A. shall be reduced applying the same terms and conditions applicable to commencement of Benefits prior to the Participant’s Normal Retirement Date under the applicable Retirement Plan; provided, however, if a Participant’s Separation From Service occurs after December 31, 2004 and prior to January 1, 2007 and such Participant became, during this period of time, Rule of 70 Eligible, then the Benefits that accrued and vested prior to January 1, 2005 (“pre-409A Benefits”) will be subject to the reduction factors under the applicable Retirement Plan as if the Participant was not eligible to retire under an applicable Retirement Plan or Rule of 70 Eligible.

Bristol-Myers Squibb Company

Benefit Equalization Plan – Retirement Income Plan

(Effective as of January 1, 2012)

2. Forms of Distribution. For purposes of converting a Participant’s BEP Benefit described in Section IV.A. (as reduced pursuant to Section IV.C.1.) from a single life annuity to a lump sum distribution (or such other form of distribution in which the Participant’s BEP Benefit is to be paid under the Plan), the same actuarial assumptions that would be used for calculating a lump sum distribution (or such other applicable form of distribution) under the Retirement Plan shall be used.

V. VESTING.

A Participant shall become vested in his Benefits at the same time and to the same extent as such Participant becomes vested in his benefit under the applicable Retirement Plan (or upon becoming a Participant in this Plan, if later).

VI. TIME AND FORM OF PAYMENT OF BENEFITS.

A. Separation From Service Prior to January 1, 1993. In the case of a Participant whose Separation From Service occurs prior to January 1, 1993, the BEP Benefits shall be payable to the Participant at the same date and in the same form as his benefit under the applicable Retirement Plan, provided that if the Participant elects to receive his benefit under the applicable Retirement Plan in a lump sum, then the Participant shall elect to receive his BEP Benefit in one of the annuity forms of payment available under the applicable Retirement Plan at the time such election is made.

B. Separation From Service After 1992 and Prior to 2001. In the case of a Participant whose Separation From Service occurs after December 31, 1992, and prior to January 1, 2001, the BEP Benefits shall be payable to the Participant as follows:

1. Standard Form of Payment. A Participant to whom this Section VI.B applies who does not make a timely election pursuant to Section VI.B.2 herein shall receive his accrued and vested BEP Benefits, commencing on the same date as such Participant commences payment of his benefit under the applicable Retirement Plan, as follows:

(a) If the Participant receives his benefit under the applicable Retirement Plan in an annuity form of payment, in the same form of payment as received by the Participant under the applicable Retirement Plan.

(b) If the Participant elects to receive his benefit under the applicable Retirement Plan in a lump sum, in one of the annuity forms of payment available at that time under the applicable Retirement Plan, pursuant to an election made by the Participant in writing, concurrent with the Participant’s benefit election under the applicable Retirement Plan, which shall become irrevocable as of the date payment of BEP Benefits commences.

Bristol-Myers Squibb Company

Benefit Equalization Plan – Retirement Income Plan

(Effective as of January 1, 2012)

2. Optional Forms of Payment. A Participant to whom this Section VI.B applies may elect to receive his BEP Benefits in the form of a lump sum cash payment, provided that at least one year prior to Separation From Service, the Participant irrevocably elects, in writing, to receive his BEP Benefits in such form, which payment shall be made within 60 days after such Participant commences payment of his benefit under the applicable Retirement Plan, except that in the case of a Participant who is eligible to retire under the applicable Retirement Plan who has an involuntary Separation From Service or unplanned retirement and whose election to receive the BEP Benefit in the form of a lump sum was made at least 90 days prior to such involuntary Separation From Service or unplanned retirement, such payment shall be made on the first day of the first month following the one-year anniversary of his Separation From Service.

3. 1993 Retirement Window (Voluntary Retirement Program). Notwithstanding the foregoing, in the case of a Participant who is a member of the Retirement Income Plan who elected between October 1, 1993 and December 30, 1993, inclusive, to retire under Article 19 of the Retirement Income Plan (as then in effect), the BEP Benefits shall be payable to the Participant in the same form as the Participant’s benefit under the Retirement Income Plan (utilizing the same actuarial assumptions used to compute the Participant’s Retirement Income Plan benefit payments or such other assumptions as may be determined by the Pension Committee from time to time), commencing within 60 days after the earlier of (a) his Separation From Service entitling him to receive payments under the Retirement Income Plan, (b) his death, or (c) if the Participant’s employment terminates prior to the date he is entitled to receive payments under the Retirement Income Plan, the date he attains his Early Retirement Date under the Retirement Income Plan.

C. Separation From Service After 2000 and Prior to January 1, 2005. In the case of a Participant whose Separation From Service occurs after December 31, 2000, and prior to January 1, 2005, the BEP Benefits shall be payable to the Participant as follows:

1. Standard Form of Payment. A Participant to whom this Section VI.C applies who does not make a timely election pursuant to Section VI.C.2 herein shall receive his accrued and vested BEP Benefits, commencing on the same date as such Participant commences payment of his benefit under the applicable Retirement Plan, as follows:

(a) If the Participant receives his benefit under the applicable Retirement Plan in annuity form of payment, in the same form of payment as received by the Participant under the applicable Retirement Plan.

(b) If the Participant elects to receive his benefit under the applicable Retirement Plan in a lump sum, in one of the annuity forms of payment available at that time under the applicable Retirement Plan, pursuant to an election made by the Participant in writing, concurrent with the Participant’s benefit election under the applicable Retirement Plan, which shall become irrevocable as of the date payment of BEP Benefits commences.

Bristol-Myers Squibb Company

Benefit Equalization Plan – Retirement Income Plan

(Effective as of January 1, 2012)

2. Optional Forms of Payment. A Participant to whom this Section VI.C applies may elect to receive his BEP Benefits in the form of a lump sum cash payment and/or a lump sum credit to the Participant’s BEP—Savings Plan account equal to 25%, 50%, 75% or 100% of the BEP Benefit, as elected by the Participant, with the remaining portion of the BEP Benefit payable in the form of payment set out in Section VI.C.1; provided that (i) the Participant is eligible to retire under the applicable Retirement Plan or, effective as of April 1, 2003, is Rule of 70 Eligible as of the date of his Separation From Service and (ii) no later than the last day of the calendar year prior to his Separation From Service and 90 days prior to his Separation From Service the Participant irrevocably elects, in writing, to receive payment of his BEP Benefits in such form. The lump sum payment and/or credit to the BEP-Savings Plan made pursuant to this Section VI.C.2 shall be made within 60 days after commencement of the Participant’s benefits under the applicable Retirement Plan.

3. Separation From Service During 2004. Notwithstanding anything in Section VI.C.2 to the contrary, a Participant who has a Separation From Service during 2004 and who, at the time of such Separation From Service is eligible to retire under the applicable Retirement Plan or is Rule of 70 Eligible, may modify or revoke a previous election made pursuant to Section VI.C.2, provided such modification or revocation occurs no later than the last day of the calendar year prior to his Separation From Service and 90 days prior to his Separation From Service.

D. Separation From Service on or After January 1, 2005 and Prior to January 1, 2007. In the case of a Participant whose Separation From Service occurs on or after January 1, 2005 and prior to January 1, 2007, the BEP Benefits shall be payable to the Participant as follows:

1. Default Form of Payment. Subject to Section VI.D.3, below, a Participant to whom this Section VI.D applies and who, as of the date of his Separation From Service either (A) is not eligible to retire under the applicable Retirement Plan, (B) is not Rule of 70 Eligible or (C) is eligible to retire under the applicable Retirement Plan or is Rule of 70 Eligible, but does not make a timely election pursuant to Section VI.D.2 herein, shall receive his accrued and vested BEP Benefits as follows:

(a) The Participant’s pre-409A Benefits1 shall be payable in the standard form of payment as described in Section VI.C.1, commencing on the same date as the Participant’s applicable Retirement Plan benefit commences or is distributed.

[1]	Defined in Section IV.C.1 as Benefits that accrued and vested prior to January 1, 2005 .

Bristol-Myers Squibb Company

Benefit Equalization Plan – Retirement Income Plan

(Effective as of January 1, 2012)

(b) The portion of such Participant’s BEP Benefits that are accrued and vested on or after January 1, 2005 (“post-409A Benefits”) shall be payable in a lump sum cash payment. The amount of such lump sum payment shall be determined as of (and, except as set forth in Section VI.G or Section VI.D.3(c) herein, such lump sum payment shall be made on or about) the first day of the month following the Participant’s Separation From Service.

2. Optional Forms of Payment. A Participant to whom this Section VI.D applies who, as of the date of his Separation From Service, is either eligible to retire under an applicable Retirement Plan or is Rule of 70 Eligible shall be permitted to elect payment under one or more of the following forms of payment, provided that such election is made no later than 12 months prior to the date of such Participant’s Separation From Service:

(a) With respect to the Participant’s pre-409A Benefits, in either a cash lump sum payment or a lump sum credit to such Participant’s BEP—Savings Plan account. The amount of such lump sum payment or credit to the BEP-Savings Plan shall be determined as of (and such lump sum payment or credit shall be made on or about) the same date as such Participant commences payment of his benefit under the applicable Retirement Plan. A Participant electing to have such Participant’s Benefits paid in a cash lump sum pursuant to this Section VI.D.2(a) may modify such election only to elect instead that his BEP Benefits be credited to the BEP—Savings Plan. If a Participant elects a lump sum credit to such Participant’s BEP—Savings Plan account or revokes an election to receive a cash lump sum payment by making a new election for a lump sum credit to his BEP—Savings Plan account pursuant to this Section VI.D.2(a), such amount shall be subject to the payment election in effect under the BEP—Savings Plan with respect to that portion of the Participant’s BEP—Savings Plan account that was credited and vested prior to 2005. A Participant electing to have his Benefits credited to the BEP—Savings Plan pursuant to this Section VI.D.2(a) may not make any subsequent elections under this Plan.

(b) With respect to the Participant’s post-409A Benefits, as a lump sum credit to such Participant’s BEP—Savings Plan account, provided that such election satisfies the BEP Election Rules. The amount of such lump sum credit shall be determined as of (and such lump sum credit shall be made on or about) the first day of the first month following Separation From Service.

3. Special Provisions Relating to Rule of 70 Eligibility.

(a) In General. The ability to elect an optional form of payment under this Section D is limited to Participants who, as of their Separation From Service, are eligible to retire under an applicable Retirement Plan or are Rule of 70 Eligible. To be Rule of 70 Eligible, a Participant must, among other things, satisfy the Release Requirements as defined under the definition of Rule of 70 Eligible. Under certain circumstances, the Release Requirements could enable a Participant to change the form and/or time of payment in violation of Code section 409A. For example, if a Participant has an election to receive Benefits in the form of a lump sum credit to such Participant’s

Bristol-Myers Squibb Company

Benefit Equalization Plan – Retirement Income Plan

(Effective as of January 1, 2012)

BEP—Savings Plan account (which in turn is subject to the Participant’s deferred payment election under the BEP—Savings Plan) and that election applies if she is Rule of 70 Eligible upon Separation From Service (but not otherwise), she could effectively revoke that election at Separation From Service and receive payment upon Separation From Service by intentionally not satisfying the Release Requirements. Further, a Participant who is Rule of 70 Eligible may be entitled to more favorable early commencement adjustment factors pursuant to the terms of the applicable Retirement Plan. Because the Plan Administrator cannot calculate the Participant’s benefit without knowing whether the Release Requirements have been satisfied, a Participant could affect the time at which her Benefits are paid by delaying the signing of a required release. Because the Company believes the foregoing would violate Code section 409A, the Company has adopted the special provisions relating to Rule of 70 Eligibility stated herein that apply to Participants who have a Separation from Service on or after January 1, 2005.

(b) Form of Payment. In recognition of paragraph (a), above, and notwithstanding provisions to the contrary, if (i) a Participant is not Rule of 70 Eligible solely because the Participant failed to satisfy the Release Requirements, (ii) the Participant properly elected an optional form of payment, and (iii) the elected optional form of payment applies if the Participant is Rule of 70 Eligible upon Separation From Service, then the Participant’s vested Benefits shall be paid in the optional form elected by the Participant in accordance with Section VI.D.2 and not in the default form of payment specified in Section VI.D.1, however, the amount payable shall be determined using the early commencement adjustment factors applicable to a vested terminated Participant and not the factors applicable to a Participant who is Rule of 70 Eligible.

(c) Time of Payment. In recognition of paragraph (a), above, and notwithstanding provisions to the contrary, if payment could permissibly be made in one year or a subsequent year, depending on whether and when a Participant satisfies the Release Requirements, payment shall be made or commence in the subsequent year (together with interest accrued from the first day of the first month following the Participant’s Separation From Service until the first day of the month in which distribution occurs at the interest rate being used to determine lump-sum payment options under the applicable Retirement Plan) regardless of when or whether the Participant satisfies any applicable Release Requirements. If the Participant fails to satisfy any applicable Release Requirement within the time period for doing so, the amount payable to the Participant shall be determined using the early commencement adjustment factors applicable to a vested terminated Participant and not the factors applicable to a Participant who is Rule of 70 Eligible.

E. Separation From Service After 2006. In the case of a Participant whose Separation From Service occurs on or after January 1, 2007, the BEP Benefits shall be payable to the Participant in the default form of payment set forth in Section VI.E.1 herein, unless the Participant is either eligible to retire under the applicable Retirement Plan or is Rule of 70 Eligible as of the date of his Separation From Service and the Participant makes a timely election for an optional form of payment in accordance with Section VI.E.2 herein.

Bristol-Myers Squibb Company

Benefit Equalization Plan – Retirement Income Plan

(Effective as of January 1, 2012)

1. Default Form of Payment. Subject to Section VI.E.3, a Participant to whom this Section VI.E applies who, as of the date of his Separation From Service either (A) is not eligible to retire under the applicable Retirement Plan, (B) is not Rule of 70 Eligible or (C) is eligible to retire under the applicable Retirement Plan or is Rule of 70 Eligible but does not elect an optional form of payment allowed under VI.E.2 that satisfies the BEP Election Rules (see Section VI.E.5(b), below) shall receive his accrued and vested BEP Benefits in a cash lump sum payment. The amount of such lump sum payment shall be determined as of (and, subject to Section VI.G and Section VI.E.3(b) herein, such lump sum payment shall be made on or about) the first day of the month following such Participant’s Separation From Service.

2. Optional Form of Payment. A Participant to whom this Section VI.E applies who, as of the date of his Separation From Service is either eligible to retire under an applicable Retirement Plan or is Rule of 70 Eligible shall be permitted to elect to receive his accrued and vested BEP Benefits as a lump sum credit to such Participant’s BEP—Savings Plan account, provided that such election satisfies the BEP Election Rules. The amount of such lump sum credit shall be determined as of, and such lump sum credit shall be made on or about, the first day of the first month following Separation From Service. A Participant electing the optional form of payment under this Section VI.E.2 may not make any subsequent elections under this Plan.

3. Special Provisions Relating to Rule of 70 Eligibility.

(a) Form of Payment. In recognition of Section VI.D.3(a), above, and notwithstanding provisions to the contrary, if (i) a Participant is not Rule of 70 Eligible solely because the Participant failed to satisfy the Release Requirements, and (ii) the Participant properly elected an optional form of payment, and (iii) the elected optional form of payment applies if the Participant is Rule of 70 Eligible upon Separation From Service, then the Participant’s vested Benefits shall be paid in the optional form elected by the Participant pursuant to Section VI.E.2 and not in the default form of payment specified in Section VI.E.1 however, the amount payable shall be determined using the early commencement adjustment factors applicable to a vested terminated Participant and not the factors applicable to a Participant who is Rule of 70 Eligible.

(b) Time of Payment. In recognition of Section VI.D.3(a), above, and notwithstanding provisions to the contrary, if payment could permissibly be made in one year or a subsequent year, depending on whether and when a Participant satisfies the Release Requirements, payment shall be made or commence in the subsequent year (together with interest accrued from the first day of the first month following the Participant’s Separation From Service until the first day of the month in which distribution occurs at the interest rate being used to determine lump-sum payment

Bristol-Myers Squibb Company

Benefit Equalization Plan – Retirement Income Plan

(Effective as of January 1, 2012)

options under the applicable Retirement Plan) regardless of when or whether the Participant satisfies any applicable Release Requirements. If the Participant fails to satisfy any applicable Release Requirement within the time period for doing so, the amount payable to the Participant shall be determined using the early commencement adjustment factors applicable to a vested terminated Participant and not the factors applicable to a Participant who is Rule of 70 Eligible.

4. Prior Elections.

(a) The Company determined to preserve certain benefits, rights, and features of the Plan as in effect prior to enactment of Code section 409A, that is, to grandfather Benefits to the extent accrued and vested prior to January 1, 2005. In addition, during the 2005 and 2006 Plan Years, Participants were allowed to make separate elections as to the time or form of payment of pre-409A Benefits and as to post-409A Benefits (referred to as “split elections”). Effective as of January 1, 2007, split elections are no longer permitted but the Company has intended to preserve any elections made prior to 2005, existing split elections and the grandfathered status of the pre-409A Benefits that remain subject to these grandfathered elections. Thus, the Company has administered the Plan consistent with such intent. However, the Company also has permitted and desires to continue permitting Participants with these grandfathered elections to make new payment elections in compliance with Code section 409A. Thus, the Company has adopted the rules set forth in this subsection 4.

(b) The following rules apply to a Participant (i) whose Separation From Service occurs on or after January 1, 2007, and (ii) who upon Separation From Service is either eligible to retire under an applicable Retirement Plan or Rule of 70 Eligible (disregarding the Release Requirements) and (iii) who made an optional form of payment election under this Plan prior to January 1, 2007:

(i) The Participant’s pre-2007 election shall continue to apply until the Participant makes a new election that is permitted under the Plan.

(ii) If the Participant (1) made an election prior to January 1, 2005, and (2) did not make an election between January 1, 2005 and December 31, 2006, then (x) the pre-2005 election shall continue to apply with respect to the pre-409A Benefits, and (y) the default form of payment shall apply to the post-409A Benefits subject to a new election under this Plan, in which case subparagraph (iv), below, shall apply.

(iii) If the Participant (1) made a split election, and (2) has not made a subsequent election, then the split election shall continue to apply subject to a new election under this Plan, in which case subparagraph (iv), below, shall apply.

Bristol-Myers Squibb Company

Benefit Equalization Plan – Retirement Income Plan

(Effective as of January 1, 2012)

(iv) If the Participant makes a new election under this Plan after 2006, then: (1) the Plan shall treat all Benefits under the Plan as post-409A Benefits, and (2) the new election shall apply to the Participant’s entire Benefit.

(v) If the prior election (split or otherwise) included an election to receive BEP Benefits as a lump sum credit to such Participant’s BEP—Savings Plan, and the Participant makes a new election after 2006 under the BEP—Savings Plan, then: (1) the Participant’s pre-409A Benefits shall be treated as post-409A Benefits, (2) the new election under the BEP—Savings Plan shall apply to the Participant’s entire Benefit, and (3) the Participant may not make any subsequent elections under this Plan.

The tables attached to the Plan in Exhibit B demonstrate the manner in which the requirements of this Section VI.D.4 apply to a Participant described in this paragraph (b).

5. BEP—Savings Plan Elections.

(a) Background. The Company determined to preserve certain benefits, rights, and features of the Plan as in effect prior to Code section 409A, that is, to grandfather Benefits to the extent accrued and vested prior to January 1, 2005. In addition, during the 2005 and 2006 Plan Years, Participants were allowed to make split elections under the Plan as to pre-409A Benefits and as to post-409A Benefits. Effective as of January 1, 2007, split elections are no longer permitted under the Plan. The Company has permitted and desires to continue permitting Participants with pre-2005 or split elections under the Plan to make new distribution elections. The only alternative distribution method available under the Plan with respect to an election made after 2006 is a credit to the BEP—Savings Plan. Certain rules (referred to as the “Subsequent Deferral Rules” under the BEP—Savings Plan) apply to changes in the time and/or form of payment of a Participant’s BEP—Savings Plan account that became vested on or after January 1, 2005. Similar rules (the BEP Election Rules set forth below) apply to changes in the time and/or form of payment of a Participant’s post-409A Benefits. In some cases, a Participant will have a payment election in effect under the BEP—Savings Plan that satisfies those rules with respect to Benefits under this Plan and in other cases a new election under the BEP—Savings Plan will be required. The rules set forth in this subsection 5 are intended to coordinate transfers from this Plan with payment elections under the BEP—Savings Plan in a way that complies with Code section 409A and thus apply when a Participant elects to transfer post-409A Benefits from this Plan to the BEP—Savings Plan.

(b) Rules. The following rules (the “BEP Election Rules”) apply to any election made by a Participant to receive post-409A Benefits in the form of a credit to his BEP—Savings Plan account.

(i) The Participant must elect, pursuant to the terms of the BEP—Savings Plan, the date that payments will commence from the BEP—Savings Plan and whether the payment will be made from the BEP—Savings Plan in a lump sum or in annual installments of two to 15 years.

Bristol-Myers Squibb Company

Benefit Equalization Plan – Retirement Income Plan

(Effective as of January 1, 2012)

(ii) The Participant may not transfer back to this Plan any amount credited from this Plan to the BEP—Savings Plan pursuant to an election made on or after January 1, 2005.

(iii) Such election must be made no later than 12 months prior to the date such Participant’s Separation From Service occurs;

(iv) Such election will not be valid and effective until 12 months after it is received by the Plan Administrator; and

(v) Such election must defer payment of the Participant’s Benefit in a lump sum or the commencement of payment of the Participant’s Benefit in installments at least five years from the Participant’s Separation From Service, pursuant to either (1) an existing election with respect to the portion of the Participant’s BEP—Savings Plan account that became vested on or after January 1, 2005 or (2) a new election made in accordance with the terms of the BEP—Savings Plan that apply to participants who have a Separation From Service after 2006.

F. De Minimis Lump Sum. Notwithstanding any provision of the Plan or payment election of a Participant to the contrary:

1. If the present value of the vested BEP Benefits of a Participant whose Separation From Service is prior to January 1, 2006 is $15,000 or less, such vested BEP Benefits shall be distributed to or in respect of the Participant in a single lump sum on or about the first day of the month following such Participant’s Separation From Service.

2. If the present value of the vested Benefits of a Participant whose Separation From Service is on or after January 1, 2006 is less than $10,000, such vested BEP Benefits shall be distributed to or in respect of the Participant in a single lump sum on or about the first day of the month following such Participant’s Separation From Service.

G. Specified Employees. Notwithstanding any provision of the Plan or payment election of a Participant to the contrary, if a Participant is a Specified Employee on the date of his Separation From Service, payment of his BEP Benefit shall occur no earlier than the date that is six months after the Participant’s Separation From Service (unless such Participant dies, in which event the accrued and vested BEP Benefits shall be payable in accordance with Section VI.H hereof); except, however, that (i) if such Specified Employee’s Separation From Service occurs prior to January 1, 2007, then only such portion of the Specified Employee’s BEP Benefits that were not earned and vested prior to January 1, 2005 shall be subject to such six-month payment

Bristol-Myers Squibb Company

Benefit Equalization Plan – Retirement Income Plan

(Effective as of January 1, 2012)

delay, and (ii) if such Specified Employee’s Separation From Service occurs after December 31, 2006 and the Specified Employee has in effect a payment election made prior to January 1, 2007, as documented in Exhibit B to the Plan, then the portion of his BEP Benefit that was earned and vested prior to January 1, 2005 shall be paid in accordance with such election without regard to this Section VI.G. Any portion of the vested BEP Benefits that are subject to the six-month delay described in this Section VI.G and that would otherwise be paid to a Specified Employee prior to the end of such six-month period shall be distributed (together with interest accrued from the originally scheduled payment date until the first day of the seventh month following the Participant’s Separation From Service at the interest rate being used to determine lump-sum payment options under the applicable Retirement Plan) on the first day of the month that begins coincident with or next following the six-month anniversary of the Participant’s Separation From Service.

H. Payment of Benefits in the Event of the Participant’s Death. Upon the death of a Participant prior to payment of all of his accrued and vested BEP Benefits, the survivor portion of the Participant’s BEP Benefit shall be distributed to his joint annuitant or Beneficiary as follows:

1. Pre-Retirement Death Benefit. In the event of the death of a Participant prior to commencement of his BEP Benefit, the Participant’s Beneficiary shall be an individual, if any, who is entitled to receive a qualified pre-retirement survivor annuity or qualified pre-early retirement survivor annuity under the applicable Retirement Plan and such Beneficiary, if any, shall be entitled to receive a pre-retirement death benefit under this Plan equal to a percentage (equal to the percentage of the Participant’s benefit under the applicable Retirement Plan that such Beneficiary is entitled to receive) of the Participant’s vested BEP Benefit actuarially adjusted in the same manner (and using the same actuarial assumptions) as the Participant’s benefit under the applicable Retirement Plan is adjusted to provide the qualified pre-retirement survivor annuity or qualified pre-early retirement survivor annuity, as applicable, to the Beneficiary. Such pre-retirement death benefit shall be payable to the Beneficiary as follows:

(a) If the date of the Participant’s Separation From Service is after January 1, 1993 and prior to January 1, 2005, the pre-retirement death benefit shall be distributed to the Beneficiary in the form of an annuity for the life of the Beneficiary commencing on the same date that such Beneficiary commences payment of the qualified pre-retirement survivor annuity or qualified pre-early retirement survivor annuity, as the case may be, under the applicable Retirement Plan, unless the Participant was eligible to and timely elected to receive all or a portion of his BEP Benefit in the form of a single lump sum cash payment or a lump sum credit to his BEP—Savings Plan account, in which case that portion of the pre-retirement death benefit shall be distributed to the Beneficiary in the form of a single lump sum payment on the same date that such Beneficiary commences payment of the qualified pre-retirement survivor annuity or qualified pre-early retirement survivor annuity, as the case may be, under the applicable Retirement Plan;

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Benefit Equalization Plan – Retirement Income Plan

(Effective as of January 1, 2012)

(b) If the date of the Participant’s Separation From Service is on or after January 1, 2005, and before December 31, 2006:

(i) the portion of the pre-retirement death benefit that accrued and vested prior to January 1, 2005 shall be distributed to the Beneficiary in the form of an annuity for the life of the Beneficiary commencing on the same date that such Beneficiary commences payment of the qualified pre-retirement survivor annuity or qualified pre-early retirement survivor annuity, as the case may be, under the applicable Retirement Plan; provided, however, that if the Participant was eligible to and timely elected to receive all or a portion of his pre-409A Benefit in the form of a single lump sum cash payment or a lump sum credit to his BEP—Savings Plan account, the portion to which such election applies shall be distributed to the Beneficiary in the form of a single lump sum payment on the same date that such Beneficiary commences payment of the qualified pre-retirement survivor annuity or qualified pre-early retirement survivor annuity, as the case may be, under the applicable Retirement Plan.

(ii) the portion of the pre-retirement death benefit that accrued and vested on and after January 1, 2005 shall be distributed to the Beneficiary in the form of a single lump sum payment on the first day of the first month following the date of the Participant’s death, notwithstanding any election made by the Participant to credit all or a portion of his BEP Benefit to the BEP—Savings Plan.

(c) If the date of the Participant’s Separation From Service is on or after January 1, 2007, the pre-retirement death benefit shall be distributed to the Beneficiary in the form of a single lump sum payment on the first day of the first month following the date of the Participant’s death, notwithstanding any election made by the Participant to credit all or a portion of his BEP Benefit to the BEP—Savings Plan.

2. Post-Retirement Survivor Annuities. In the event a Participant’s death is after January 1, 1993 and after commencement of his BEP Benefit and the Participant’s BEP Benefit is payable in a form that requires or allows the Participant to designate a beneficiary or contingent annuitant, the Participant’s Beneficiary shall be determined as follows:

(a) If the Participant has designated a beneficiary or contingent annuitant under the applicable Retirement Plan, such person shall be deemed the Beneficiary for purposes of this Plan.

(b) If the Participant has not designated a beneficiary or contingent annuitant under such Retirement Plan, or if no such beneficiary or contingent annuitant is living at the time of the Participant’s death, the Beneficiary for purposes of this Plan shall be the person or persons designated by the Participant under this Plan.

Bristol-Myers Squibb Company

Benefit Equalization Plan – Retirement Income Plan

(Effective as of January 1, 2012)

The payments made to one or more of such persons shall completely discharge the Plan with respect to the such amounts.

I. Other Permissible Payment Events. Benefits under the Plan may be paid if and to the extent reasonably necessary to permit the Participant to avoid the violation of an applicable Federal, state, local or foreign ethics law or conflicts of interest law within the meaning of Treasury Regulation section 1.409A-3(j)(4)(iii)(B).

J. No Post-Separation Elections. Notwithstanding anything herein to the contrary, a Participant may not make any election(s) regarding the time and form of the payment of his Benefits subsequent to his Separation From Service.

K. Reemployment.

1. If a Participant’s Benefits have not been fully distributed under the Plan and the Participant commences re-employment with a Participating Employer or a subsidiary or affiliate of the Company, the following rules shall apply:

(a) Any pre-409A Benefits being paid to the Participant pursuant to the terms of the Plan in the form of an annuity at the time of reemployment shall be suspended during the period of reemployment. Upon commencement of re-employment with a Participating Employer, the Participant will accrue additional Benefits in accordance with the terms of this Plan on all service with his Participating Employer(s) (pre and post re-employment); provided, however, that, upon the Participant’s subsequent Separation From Service, the Participant’s pre-409A Benefits will be offset by the value of Benefits previously paid, if any. The form of payment of the Participant’s Benefits after the subsequent Separation From Service shall be determined in accordance with the Plan provisions applicable to Separations From Service that occur on the date the subsequent Separation From Service occurs, notwithstanding any prior election made by the Participant.

(b) If for any reason, the Participant’s post-409A Benefits has not been paid prior to the date the Participant commences re-employment, such benefit shall be paid to the Participant in accordance with his payment election and in accordance with the terms of this Plan. Upon commencement of re-employment with a Participating Employer, the Participant will accrue additional Benefits in accordance with the terms of this Plan on all service with his Participating Employer(s) (pre and post re-employment); provided, however, that, upon the Participant’s subsequent Separation From Service, the Participant’s Benefits will be offset by the value of Benefits previously paid, if any. The form of payment of the Participant’s Benefits after the subsequent Separation From Service shall be determined in accordance with the Plan provisions applicable to Separations From Service that occur on the date the subsequent Separation From Service occurs, notwithstanding any prior election made by the Participant.

Bristol-Myers Squibb Company

Benefit Equalization Plan – Retirement Income Plan

(Effective as of January 1, 2012)

2. If a Participant’s Benefits have been paid in a lump sum or have been credited to the BEP-Savings Plan, and the Participant commences re-employment with a Participating Employer or a subsidiary or affiliate of the Company, the Participant, upon commencement of such re-employment with a Participating Employer, will accrue additional Benefits in accordance with the terms of this Plan on all service with his Participating Employer(s) (pre and post re-employment); provided, however, that, upon the Participant’s subsequent Separation From Service, the Participant’s Benefits will be offset by the value of Benefits previously paid or credited to the BEP-Savings Plan. The form of payment of the Participant’s Benefits after the subsequent Separation From Service shall be determined in accordance with the Plan provisions applicable to Separations From Service that occur on the date the subsequent Separation From Service occurs, notwithstanding any prior election made by the Participant.

VII. ADMINISTRATION OF THE PLAN.

A. Administration. The Pension Committee shall administer this Plan. As Plan Administrator, the Pension Committee shall have full discretionary authority to answer all questions arising in connection with the Plan, including its interpretation, application and administration, may adopt procedural rules, and may employ and rely on such legal counsel, such actuaries, such accountants and such agents as it may deem advisable to assist in the administration of the Plan. Any and all decisions of the Pension Committee as to interpretation or application of this Plan shall be conclusive and binding on all persons, shall be given full force and effect, and shall be reviewed by any court or arbitrator on an arbitrary and capricious standard, rather than a de novo standard.

B. Delegation. The Pension Committee may (1) designate a person or persons and/or appoint an administrative committee to carry out the day-to-day administration of the Plan, and (2) authorize any agent to execute or deliver any instrument or make any payment on the Pension Committee’s behalf or provide such services as the Pension Committee may require in carrying out the provisions of the Plan.

C. Limitation of Liability. Neither the Pension Committee nor any member of the Board of Directors nor any officer, employee or agent of the Company shall incur any liability individually or on behalf of any other individuals or on behalf of the Company for any act, or failure to act, in relation to the Plan or the funds of the Plan unless such action or inaction is adjudged to be due to fraud. The Pension Committee and each member of the Board of Directors shall be entitled, in good faith, to rely or act upon any report or other information furnished to him by any other officer or other employee of the Company, the Company’s independent certified public accountants, or

Bristol-Myers Squibb Company

Benefit Equalization Plan – Retirement Income Plan

(Effective as of January 1, 2012)

any executive compensation consultant, legal counsel or other professional retained by the Company. None of the Pension Committee, the Compensation Committee or any member of the Board of Directors shall be entitled to act on or decide any matter relating solely to himself or any of his rights or benefits under the Plan.

D. Indemnification. The Pension Committee, each member of the Board of Directors of the Company and their delegates, and the officers, employees and agents of the Company shall be indemnified by the Company, to the extent permitted by the Company’s certificate of incorporation or by the Company’s bylaws, against any and all liabilities arising by reason of any act, or failure to act, in relation to the Plan or the funds of the Plan, including, without limitation, expenses incurred in the defense of any claim relating to the Plan or the funds of the Plan, and amounts paid in any compromise or settlement relating to the Plan or the funds of the Plan, unless such action or inaction is adjudged to be due to fraud.

E. Claims Procedure. All claims for benefits under the Plan shall be submitted and reviewed in accordance with the Claims Appeal Guidelines (attached hereto). No claimant shall institute any action or proceeding in any state or federal court of law or equity or before any administrative tribunal or arbitrator for a claim of benefits under the Plan until the claimant has first exhausted the Plan’s review procedures set forth in the Claims Appeal Guidelines. Any and all decisions of the Company pursuant to the Claims Appeal Guidelines shall be conclusive and binding on all persons, shall be given full force and effect, and shall be reviewed by any court or arbitrator on an arbitrary and capricious standard, rather than a de novo standard.

F. Statute of Limitations. A claimant may not bring a lawsuit to recover benefits under the Plan until he has exhausted the internal administrative process established pursuant to this Section VII. No legal action may be commenced at all unless commenced no later than three (3) years following the issuance of a final decision on the claim for benefits, or the expiration of the final appeal decision period if no decision is issued. This three-year statute of limitations on suits for all benefits shall apply in any forum where the claimant may initiate such suit.

G. Expense. Expenses of the Pension Committee attributable to the administration of the Plan shall be paid directly by the Company.

VIII. GENERAL PROVISIONS.

A. Termination of the Plan. The Board of Directors of the Company reserves the right to terminate the Plan at any time, provided, however, that no termination shall be effective retroactively. As of the effective date of termination of the Plan:

1. The Benefits of any Participant (or his Beneficiary) whose Benefits payments have commenced shall continue to be paid;

Bristol-Myers Squibb Company

Benefit Equalization Plan – Retirement Income Plan

(Effective as of January 1, 2012)

2. No further Benefits shall accrue on behalf of any Participant whose Benefits payments have not commenced and such Participant (or his Beneficiary) shall retain the right to Benefits hereunder; and

3. Benefits payments that have not commenced as of the Plan termination date may be accelerated provided that (a) the Company’s termination and liquidation of the Plan does not occur proximate to a downturn in the financial health of the Company, (b) no payment of Benefits are made earlier than 12 months after all action necessary to irrevocably terminate and liquidate the Plan has been completed other than payments that would be payable under the terms of the Plan if the action to terminate and liquidate the Plan had not occurred, (c) all payment of Benefits are completed within 24 months thereafter, (d) all other nonqualified defined benefit pension plans maintained by the Company that would be aggregated with the Plan under Treasury Regulation section 1.409A-1(c) are terminated with respect to all participants in such plans, and (e) the Company does not adopt a new plan that would be aggregated with any terminated plan under Treasury Regulation section 1.409A-1(c) if the Participant participated in both plans, at any time within three years following the date the Company takes all necessary action to irrevocably terminate and liquidate the Plan, and (f) the conditions of Treasury Regulation section 1.409A-3(j)(ix)(C) are satisfied.

B. Plan Not a Contract of Employment. Nothing in this Plan shall be construed as giving any employee the right to be retained in the employ of any Participating Employer. Each Participating Employer in the Plan expressly reserves the right to dismiss any employee at any time without regard to the effect which such dismissal might have upon him under the Plan.

C. Amendment. This Plan may be amended at any time by the Compensation Committee of the Board of Directors of the Company, or by the Pension Committee at any time in accordance with the materiality guidelines regarding modifications to employee benefit plans established by the Compensation Committee, except that no such amendment shall deprive any Participant of his Benefits accrued and vested at the time of such amendment.

D. Funding. All amounts payable in accordance with this Plan shall constitute a general unsecured obligation of the Company and the other Participating Employers. Benefits payable under this Plan, as well as any administrative costs related to the Plan, shall not be funded and shall be made out of the general assets of the Company and the other Participating Employers or any grantor trust established for this purpose.

The Company may, in its discretion, establish a grantor trust for the benefit of the Participants of the Plan. The assets placed in such trust shall be held separate and apart from other Company funds and shall be used exclusively for the purposes set forth in the Plan and the applicable trust agreement, subject to the following conditions:

Bristol-Myers Squibb Company

Benefit Equalization Plan – Retirement Income Plan

(Effective as of January 1, 2012)

1. the creation of said trust shall not cause the Plan to be other than “unfunded” for purposes of Title I of ERISA;

2. the Company shall be treated as “grantor” of said trust for purposes of section 677 of the Code;

3. the agreement of such trust shall provide that its assets may be used upon the insolvency or bankruptcy of the Company to satisfy claims of the Company’s general creditors and that the rights of such general creditors are enforceable by them under federal and state law;

4. the trust shall not be established as an offshore trust; and

5. the trust shall not provide that its assets will become restricted to the payment of Benefits in the event of a change in the financial health of the Company.

To the extent that a grantor trust is established by the Company, the Pension Committee may from time to time reserve unto itself the right to vote any shares of equity securities held in a pension trust fund or may permit such other committee, or investment manager or managers as it may designate to exercise such responsibility.

No Participant or Beneficiary shall have any right, title or interest whatsoever in or to any investments that the Company may make to aid the Company in meeting its obligation hereunder or assets held by any trust. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and any Participant or Beneficiary. To the extent that any person acquires a right to receive payments from the Company hereunder, such rights are no greater than the right of an unsecured general creditor of the Company.

E. Withholding Taxes. The Company shall deduct from any payment made under the Plan the amount of withholding taxes due any federal, state or local authority in respect of such payment and take such other action as may be necessary in the opinion of the Company to satisfy all obligations for payment of such withholding, including, without limitation, satisfaction of the obligation to pay Federal Insurance Contributions Act (FICA) taxes imposed under the Code and/or to pay state, local or foreign tax obligations arising from participation in the plan in accordance with Treasury Regulation section 1.409A-3(j)(4)(vi) or (xi).

F. Compliance with Code Section 409A.

1. It is intended that the terms of the Plan and Participant and Beneficiary rights hereunder meet applicable requirements of Code section 409A and the final Treasury Regulations promulgated thereunder so that a Participant or Beneficiary is not deemed to be in constructive receipt of compensation until such time as benefits are actually paid. The Plan shall be interpreted and administered to the extent possible in a manner consistent with the foregoing statement of intent.

Bristol-Myers Squibb Company

Benefit Equalization Plan – Retirement Income Plan

(Effective as of January 1, 2012)

2. In each case where the Plan provides for the payment of Benefits that were accrued or vested after December 31, 2004 within a designated period of time after Separation From Service (e.g., within 90 days after Separation From Service) and such period begins and ends in different calendar years, the exact payment date within such range shall be determined by the Plan Administrator, in its sole discretion, and the Participant shall have no right to designate the year in which payment shall be made.

3. In each case where the Plan provides for the payment of amounts on a specified date (for example, the first day of the month following Separation From Service), such amounts shall be treated as distributed on that date if they are distributed no earlier than 30 days before such date and no later than the last day of the calendar year in which such date occurs, or, if later, by the 15th day of the third calendar month after such date occurs, subject to and in accordance with the provisions of Treasury Regulation section 1.409A-3(d), including without limitation the requirement that the employee shall in no event have the right directly or indirectly to influence or designate the taxable year of payment.

4. In no event whatsoever shall the Company be liable for any additional tax interest or penalties that may be imposed on the Participant (or his Beneficiary) as a result of Code section 409A or any damages for failing to comply with Code section 409A.

G. Construction.

1. This Plan shall be construed, regulated, administered and enforced under the laws of the State of New York, without regard to its conflict of laws provisions, to the extent such laws are not superseded by applicable federal law.

2. Whenever appropriate, words used herein in the singular may be read in the plural, or words used herein in the plural may be read in the singular; the masculine may be read to include the feminine and the feminine may be read to include the masculine.

3. The illegality of any particular provision of this document shall not affect the other provisions and the document shall be construed in all respects as if such invalid provision were omitted.

4. Headings and subheadings in the Plan are for reference only, and if there is any conflict between such headings or subheadings and the text of the Plan, the text shall control.

Bristol-Myers Squibb Company

Benefit Equalization Plan – Retirement Income Plan

(Effective as of January 1, 2012)

H. Successors and Assigns. The Plan shall be binding on the Company’s successors and assigns. No right, title or interest of any kind in the Plan or any benefit under the Plan shall be (1) transferable or assignable by a Participant (or his Beneficiary), (2) be subject to alienation, anticipation, sale, pledge, encumbrance, garnishment, attachment, levy, execution or other legal or equitable process, or (3) be subject to debts, contracts, liabilities or engagements, torts of any Participant (or his Beneficiary), pre-nuptial agreement, divorce decree or agreement in relation to a divorce decree, other equitable property distribution incident to divorce or other dissolution of marriage, or court order including but not limited to a domestic relations order and/or a qualified domestic relations order under the applicable Retirement Plan. Any attempt to alienate, sell, transfer, assign, pledge, garnish, attach or take any other action subject to legal or equitable process or encumber or dispose of any interest in the Plan shall be void.

IX. EFFECTIVE DATE.

This amended and restated Plan shall be effective as of January 1, 2012 except as otherwise specified herein.

X. SPECIAL PROVISIONS RELATING TO THE SPIN-OFF OF U.S. MEAD JOHNSON TRANSFERRED EMPLOYEES.

A. Introduction. Pursuant to that certain Separation Agreement by and among the Company, Mead Johnson Nutrition Company, and MJN Restructuring Holdco, Inc., dated January 31, 2009 (the “Separation Agreement”), the business of the Company was separated, effective as of the Separation Date (as defined below), into two independent businesses, the “Company Business” and the “Mead Johnson Business,” and the assets and liabilities of the Mead Johnson Business were transferred to MJN Restructuring Holdco., Inc. and members of the “Mead Johnson Group” as that term is defined in Section 1.49 of that certain Employee Matters Agreement by and between BMS and MJN Restructuring Holdco., Inc., dated January 31, 2009, (collectively referred to herein as “Mead Johnson”). Pursuant to the Separation Agreement, the Company and MJN Restructuring Holdco, Inc., entered into that certain Employee Matters Agreement, dated January 31, 2009 (the “Employee Matters Agreement”), which allocated between them the assets, liabilities and responsibilities with respect to, among other things, certain employee benefit plans and programs. Pursuant to the Employee Matters Agreement, and that certain Plan Transfer Agreement by and between the Company and MJN Restructuring Holdco, Inc., dated January 31, 2009 (the “Plan Transfer Agreement”), and notwithstanding anything in this Plan to the contrary, and as outlined in more detail in this Section X and subject to all of the provisions contained herein, (1) effective on the Separation Date, Mead Johnson adopted the Mead Johnson Benefit Equalization Plan — Retirement Income Plan (the “Mead Johnson Plan”) and ceased to be a Participating Employer in the Plan, and each Participant who is a “US Mead Johnson Transferred Employee,” as defined in the Employee Matters Agreement, ceased accruing benefits under this Plan, (2) all benefit

Bristol-Myers Squibb Company

Benefit Equalization Plan – Retirement Income Plan

(Effective as of January 1, 2012)

obligations accrued pursuant to the Plan of the US Mead Johnson Transferred Employees were assigned to and assumed by Mead Johnson pursuant to the Mead Johnson Plan, and (3) on and after the Separation Date, no employee of Mead Johnson shall be eligible to become a Participant in, or accrue or receive any benefit under, the Plan. This Section X is intended to provide provisions required to effectuate the foregoing.

B. Effective Date. This Section X shall be effective as of February 9, 2009 (the “Separation Date”).

C. Applicability. Notwithstanding anything in the Plan to the contrary, the provisions of this Section X modify and shall supersede any provision of the Plan to the contrary. Each provision of the Plan other than those of this Section X, shall be subject to this Section X, and in the event of any inconsistency between such provision and Section X, the provisions of this Section X shall govern.

D. Plan Spin-off. Notwithstanding anything in this Plan to the contrary, and as provided in more detail in this Section X, effective as of the Separation Date:

1. Mead Johnson ceased to be a Participating Employer in the Plan;

2. Each Participant who is a “US Mead Johnson Transferred Employee” (as defined in the Employee Matters Agreement) ceased accruing benefits under this Plan;

3. The liability for all benefits under the Plan of the US Mead Johnson Transferred Employees (including, without limitation, all accrued benefits as of the Separation Date, and all related benefits, rights and features, ancillary benefits, optional forms of distribution, and actual or potential early retirement benefits and retirement-type subsidies to which such individuals may become entitled) (“Mead Johnson Liabilities”) were assigned to and assumed by Mead Johnson pursuant to the Mead Johnson Plan (such assignment and assumption of Mead Johnson Liabilities being referred to as the “Spin-off”); and

4. On and after the Separation Date, no employee of Mead Johnson shall be eligible to become a Participant in, or accrue or receive a benefit under, the Plan.

E. Eligibility to Participate in the Plan. Notwithstanding anything in the Plan to the contrary, (1) the term “Regular Full-Time Employee” shall not include any employee of Mead Johnson, and (2) no employee of Mead Johnson shall become a Participant in, or accrue benefits under, the Plan during any period in which he is employed by Mead Johnson. In the case of an individual who was a Participant in the Plan prior to the Separation Date, who became a US Mead Johnson Transferred Employee on that date, and whose accrued benefit was transferred to the Mead Johnson Plan, such individual shall no longer be eligible to participate in the Plan, to accrue any benefit under the Plan, or to receive any benefit under the Plan.

Bristol-Myers Squibb Company

Benefit Equalization Plan – Retirement Income Plan

(Effective as of January 1, 2012)

F. Credited Service. In determining the benefit under the Plan, as of the Separation Date, of each US Mead Johnson Transferred Employee that was transferred to the Mead Johnson Plan, only Hours of Service and Years of Service earned on or prior to the Separation Date, shall be taken into account for purposes of calculating Credited Service. For all other purposes, Hours of Service and Years of Service with Mead Johnson, whether earned before or after the Separation Date, shall not be treated as Credited Service under the Plan, and no US Mead Johnson Transferred Employee shall be entitled to any benefit under the Plan.

G. Final Average Compensation. In determining the accrued benefit under the Plan, as of the Separation Date, of each US Mead Johnson Transferred Employee that was transferred to the Plan, “Final Average Compensation” shall be determined as if such US Mead Johnson Transferred Employee incurred a Termination of Employment on the Separation Date (in the same manner as prescribed under Section 22.6 of the Retirement Income Plan.)

H. No Benefit Payable Hereunder. Notwithstanding anything in the Plan to the contrary, from and after the Separation Date, the Mead Johnson Plan shall be solely responsible for, and the Plan, the fiduciaries with respect to the Plan, and the Company shall not have any liability for, any of the Mead Johnson Liabilities. Subject to Section I, below, (1) in no event shall any benefit be payable under the Plan to a US Mead Johnson Transferred Employee; and (2) any additional service or compensation earned by such individual on or after the Separation Date shall not be taken account under this Plan for any purpose, and shall have no effect on, or cause any benefit to be payable under, this Plan.

I. Rehires. Notwithstanding anything herein to the contrary, in the case of a US Mead Johnson Transferred Employee who, prior to the Separation Date, was a Participant in the Plan and whose benefits under the Plan were transferred as of that date to the Mead Johnson Plan, and who later terminates employment with Mead Johnson and is reemployed by Bristol-Myers Squibb Company (or one of its affiliates other than Mead Johnson) (“BMS”) and becomes a Participant in the Plan upon the satisfaction of the conditions of Section III:

1. his Hours of Service and Years of Service (as defined by the applicable Retirement Plan) prior to his date of rehire by BMS, whether as an employee of BMS or of Mead Johnson, shall not be recognized as Credited Service (as defined by the applicable Retirement Plan) and shall not be taken into account in the calculation of any benefit to which he may become entitled under the terms of the Plan on account of his period of reemployment with BMS, provided that his Hours of Service and Years of Service shall be taken into account, in accordance with the terms of the Plan other than those of this Section X, for purposes of determining his eligibility for and the vested status of any benefit to which he may become entitled under the Plan on account of his period of reemployment;

Bristol-Myers Squibb Company

Benefit Equalization Plan – Retirement Income Plan

(Effective as of January 1, 2012)

2. his annual rate of compensation for all periods prior to his date of rehire, whether as an employee of BMS or of Mead Johnson, shall not be taken into account in the calculation of any benefit to which he may become entitled under the Plan on account of his reemployment with BMS.

J. No Separation from Service. The Spin-off shall in no event be construed to give rise to a Separation from Service under the Plan that would entitle a Participant to a distribution, and in no event shall any US Mead Johnson Transferred Employee be entitled to a distribution of any benefit hereunder as a result of the Spin-off. The right of a US Mead Johnson Transferred Employee to a distribution under the Mead Johnson Plan shall be determined under the terms of that Plan.

Bristol-Myers Squibb Company

Benefit Equalization Plan – Retirement Income Plan

(Effective as of January 1, 2012)

EXHIBIT A

CLAIMS APPEAL GUIDELINES

(Attached)

EXHIBIT B

TABLE I: Elections in Effect Made Prior to 2006 – General Rules

Form of Payment Elected for Pre-409A Benefits	Post-409A Benefits Paid in Post-2007 Default Form	If Participant Makes an Election After 2006 Under BEP- Retirement Income Plan
Lump Sum at same time as benefit commences under applicable Retirement Plan (“QBCD”)	Lump Sum upon Separation From Service

1.      Entire Benefit becomes subject to Code section 409A.

2.      All Benefits distributed at same time and in same form.

3.      Available Option: Credit entire Benefit to BEP—Savings Plan.

4.      MUST either have existing election under BEP—Savings Plan to defer payment of post-409A BEP—Savings Plan account at least 5 years from Separation From Service or make election under BEP—Savings Plan that would defer payment of all amounts under BEP—Savings Plan at least 5 years from Separation From Service .

Credit to BEP—Savings Plan at QBCD

TABLE II: Elections in Effect made Prior to 2006 – by Participant

Participant	Grandfathered Election for Payment of Pre- 409A Benefits	If Participant Makes an Election After 2006 Under BEP- Retirement Income Plan
PG	100% Lump Sum at QBCD

1.      Entire Benefit becomes subject to Code section 409A.

2.      All Benefits distributed at same time and in same form.

3.      Available Option: Credit entire Benefit to BEP—Savings Plan upon Separation From Service.

4.      MUST either have existing election under BEP—Savings Plan to defer payment of post-409A BEP—Savings Plan account at least 5 years from Separation From Service or make election under BEP—Savings Plan that would defer payment of all amounts under BEP—Savings Plan at least 5 years from Separation From Service .

MN	100% Lump Sum at QBCD
DS	100% Lump Sum at QBCD
JF	100% Lump Sum at QBCD
HB	100% Credit to BEP—Savings Plan at QBCD
RM	100% Credit to BEP—Savings Plan at QBCD

TABLE III: Split Elections – General Rules

Grandfathered Election Applicable to Pre-409A Benefits	Election Applicable to Post-2004 Benefits	If Participant Makes an Election After 2006 Under BEP-Retirement Income Plan
Lump Sum at QBCD	Lump Sum upon Separation From Service (under default)

1.      Entire Benefit becomes subject to Code section 409A.

2.      All Benefits distributed at same time and in same form.

3.      Available Option: Credit entire benefit to BEP—Savings Plan.

4.      MUST either have existing election under BEP—Savings Plan to defer payment of post-409A BEP—Savings Plan account at least 5 years from Separation From Service or make election under BEP—Savings Plan that would defer payment of all amounts under BEP—Savings Plan at least 5 years from Separation From Service .

5.      No further election allowed under the Plan

Lump Sum at QBCD	Credit to BEP—Savings Plan Account upon Separation From Service
Credit to BEP—Savings Plan at QBCD	Credit to BEP—Savings Plan Account upon Separation From Service

TABLE IV: Split Elections – by Participant

Participant	Grandfathered Election Applicable to Pre-409A Benefits	Election Applicable to Post-409A Benefits	If Participant Makes an Election After 2006 Under BEP- Retirement Income Plan
CY	Lump Sum at QBCD	Lump Sum upon Separation From Service (under default)

1.      Entire Benefit becomes subject to Code section 409A.

2.      All Benefits distributed at same time and in same form.

3.      Available Option: Credit entire Benefit to BEP—Savings Plan.

4.      MUST either have existing election under BEP—Savings Plan to defer payment of post-409A BEP—Savings Plan account at least 5 years from Separation From Service or make election under BEP—Savings Plan that would defer payment of all amounts under BEP—Savings Plan at least 5 years from Separation From Service .

RM	Lump Sum at QBCD	Credit to BEP—Savings Plan upon Separation
BC	Lump Sum at QBCD
AC	Lump Sum at QBCD
EF	Lump Sum at QBCD
JC	Credit to BEP—Savings Plan at QBCD
FP	Credit to BEP—Savings Plan at QBCD
MP	Credit to BEP—Savings Plan at QBCD
JS	Credit to BEP—Savings Plan at QBCD